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                                                                    EXHIBIT 21.1

                                 SUBSIDIARIES OF
                                PROLOGIS ET. AL.

                                                                 JURISDICTION OF
NAME OF ENTITY                                                    ORGANIZATION
--------------                                                   ---------------

SUBSIDIARIES ENGAGED IN INDUSTRIAL DISTRIBUTION
         FACILITIES OPERATIONS AND DEVELOPMENT:

ProLogis Development Services Incorporated                            Delaware

ProLogis Limited Partnership-I                                        Delaware

ProLogis Limited Partnership-II                                       Delaware

ProLogis Limited Partnership-III                                      Delaware

ProLogis Limited Partnership-IV                                       Delaware

ProLogis-IV, Inc.                                                     Delaware

ProLogis-Alabama (1) Incorporated                                     Maryland

ProLogis-Alabama (2) Incorporated                                     Maryland

ProLogis Alabama Trust                                                Alabama

ProLogis-North Carolina (1) Incorporated                              Maryland

ProLogis-North Carolina (2) Incorporated                              Maryland

ProLogis-North Carolina Limited Partnership                           Delaware

ProLogis Houston Holdings Inc.                                        Delaware

ProLogis-Kansas City (1) Incorporated                                 Delaware

Meridian Realty Partners, L.P.                                        Delaware

MDN/JSC-II Limited Partnership                                        California

Meridian-Penn Inc.                                                    California

MIT-JPM Limited Partnership                                           California

International Industrial Investments Incorporated                     Maryland

PLD International Incorporated                                        Delaware
and three subsidiaries in foreign countries


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
ProLogis-France Developments Incorporated                             Delaware
and thirty-one subsidiaries in foreign countries

ProLogis Developments Holdings Sarl                                   Luxembourg
and one hundred-two subsidiaries in foreign countries

Kingspark LLC                                                         Delaware

ProLogis UK Holdings S.A.                                             Luxembourg
and one-hundred fifteen subsidiaries in foreign countries

ProLogis Japan Incorporated                                           Delaware
and thirteen subsidiaries in foreign countries

Japan Investments (2) Incorporated                                    Delaware

ProLogis Japan II Incorporated                                        Delaware

ProLogis Japan Holdings LLC                                           Delaware

ProLogis Japan Finance Incorporated and one subsidiary                Delaware

Japan Investments (1) Incorporated                                    Delaware

ProLogis Logistics Services Incorporated                              Delaware

ProLogis Mexico Trust                                                 Maryland

ProLogis-DS Mexico Incorporated                                       Maryland

ProLogis Mexico Holding II LLC and one subsidiary                     Delaware

ProLogis-Mexico Holding IV LLC                                        Delaware

ProLogis-Mexico Holding V LLC                                         Delaware

ProLogis-Mexico Holding VI LLC                                        Delaware

ProLogis-Mexico Holding VII LLC                                       Delaware

ProLogis-Mexico Holding VIII LLC                                      Delaware

ProLogis-Mexico Holding IX LLC                                        Delaware

ProLogis-Mexico Holding X LLC                                         Delaware

PLDS de Mexico S.A. de C.V.                                           Mexico

ProLogis Billabong III GP LLC                                         Delaware



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
ProLogis Billabong II GP LLC                                          Delaware

ProLogis Billabong I GP LLC                                           Delaware

ProLogis California I LLC (50% ownership interest)   Delaware

ProLogis European Properties Fund (29.6% ownership interest)          Luxembourg

ProLogis North American Properties Fund I LLC and two subsidiaries    Delaware
         (41.3% ownership interest)

ProLogis First GP LLC and one subsidiary (20% ownership interest)     Delaware

ProLogis Second GP LLC and one subsidiary (20% ownership interest)    Delaware

ProLogis Third GP LLC and one subsidiary (20% ownership interest)     Delaware

PLD/RECO Japan TMK Property Trust (20% ownership interest)            Delaware

ProLogis-Macquarie Fund (11.9% ownership interest)                    Delaware

SUBSIDIARIES ENGAGED IN PROVIDING MANAGEMENT SERVICES:

ProLogis Management Services Incorporated                             Delaware

ProLogis BV and fifteen subsidiaries in foreign countries             Luxembourg

ProLogis Management Incorporated                                      Delaware

ProLogis de Mexico S.A. de C.V.                                       Mexico

ProLogis Japan Management Incorporated and two subsidiaries           Delaware

ProLogis Capital Management Incorporated                              Delaware

Macquarie-ProLogis Management LLC   (50% ownership)                   Delaware